FORM 8-K


                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  December
                          19, 2000



                   Allegheny Energy, Inc.

   (Exact name of registrant as specified in its charter)



Maryland                1-267                  13-5531602
(State or other         (Commission File       (IRS Employer
jurisdiction of         Number)                Identification
incorporation)                                 Number)



                    10435 Downsville Pike
              Hagerstown, Maryland  21740-1766

          (Address of principal executive offices)


Registrant's telephone number,
     Including area code:                     (301) 790-3400



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Item 1 - 6.    Not Applicable

Item 7.        Exhibits

               Ex 99.1  Press Release dated December 19, 2000

Item 8.        Not applicable

Item 9.        Regulation FD Disclosure

               On December 19, 2000, Allegheny Energy, Inc.

          issued the press release attached as Exhibit 99.1.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Allegheny Energy, Inc.


                              By:   /S/  MICHAEL P. MORRELL

                              Name:    Michael P. Morrell
                              Title:   Senior Vice President



Dated:  December 19, 2000